SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: December 29, 2006

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite #600, Fort Myers, Florida	33901
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(239) 337-3434

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 29, 2006, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Cornell Capital Partners, LP, a Delaware limited partnership (the “Buyer” and together with the Company, the “Parties”). Pursuant to the terms and subject to the conditions contained in the SPA, the Company issued and sold to the Buyer, and the Buyer purchased from the Company, $2,500,000 of secured convertible debentures (the “Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.01 (the “Common Stock”), and which was funded on December 29, 2006 for a purchase price equal to $2,230,000, net of $270,000 fees paid to the Buyer. The funds are expected to be used to repay certain of the Company’s obligations to silent partners assumed by the Company with its acquisition of 12Snap AG in February 2006.

Contemporaneously with the execution and delivery of the SPA and the issuance by the Company to the Buyer of the Debentures, the Parties executed and delivered an Investor Registration Rights Agreement, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated there under and applicable state securities laws.

The Debentures are secured according to the terms of a Pledge and Security Agreement (the “Security Agreement”) dated August 23, 2006 and entered into in connection with a previous $5 million secured convertible debenture between the parties, pursuant to which the Company agreed to provide to Buyer a security interest in certain Pledged Collateral (as this term is defined in the Security Agreement) to secure the Company’s obligations under the SPA, the Transaction Documents (as such term is defined in the SPA), or any other obligations of the Company to the Buyer.

In connection with the SPA, the Company also issued to the Buyer a warrant to purchase forty-two million (42,000,000) shares of the Company’s Common Stock, exercisable for a period of five (5) years at an exercise price of $0.06 per share (the “Warrant”). The Common Stock issuable under the Warrant shall have “piggy-back” and demand registration rights.

Furthermore, on December 29, 2006, the Company entered into seven (7) amendment agreements to reprice certain warrants which had been previously issued by the Company to the Buyer, as follows:

(i)
Pursuant to a second Amendment to Warrant No. CCP-002, the Parties amended a certain warrant, dated March 15, 2005, to purchase 50,000,000 shares (40,000,000 of which had been previously exercised) at an exercise price of $0.10, to modify the warrant exercise price therein to $0.04 per share.

(ii)
Pursuant to a second Amendment to “A” Warrant No. CCP-001, the Parties amended a certain “A” warrant, dated February 17, 2006, to purchase 20,000,000 shares at an exercise price of $0.10 to modify the warrant exercise price therein to $0.04 per share.

(iii)
Pursuant to a second Amendment to “B” Warrant No. CCP-002, the Parties amended a certain “B” warrant, dated February 17, 2006, to purchase 25,000,000 shares at an exercise price of $0.15 to modify the warrant exercise price therein to $0.04 per share.

(iv)
Pursuant to a second Amendment to “C” Warrant No. CCP-003, the Parties amended a certain “C” warrant, dated February 17, 2006, to purchase 30,000,000 shares at an exercise price of $0.10 to modify the warrant exercise price therein to $0.04 per share.

(v)
Pursuant to Amendment to “A” Warrant No. CCP-001, the Parties amended a certain “C” warrant, dated August 24, 2006, to purchase 25,000,000 shares at an exercise price of $0.15 to modify the warrant exercise price therein to $0.04 per share.

(vi)
Pursuant to Amendment to “B” Warrant No. CCP-001, the Parties amended a certain “C” warrant, dated August 24, 2006, to purchase 50,000,000 shares at an exercise price of $0.25 to modify the warrant exercise price therein to $0.04 per share.

(vii)
Pursuant to Amendment to “C” Warrant No. CCP-001, the Parties amended a certain “C” warrant, dated August 24, 2006, to purchase 50,000,000 shares at an exercise price of $0.20 to modify the warrant exercise price therein to $0.04 per share.

In addition, the warrant amendments each contain a stipulation whereby, for a period of six (6) months, the Company shall have the right to redeem the warrants on a cashless basis at an effective price of twelve cents ($0.12) per share.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits No. Description:

Exhibit No.	Item

Exhibit 10.1	Securities Purchase Agreement, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.2	Investor Registration Rights Agreement, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.3	Secured Convertible Debenture, dated December 29, 2006, issued by the Company to Cornell Capital Partners, LP	Provided herewith
Exhibit 10.4	Irrevocable Transfer Agent Instructions, dated December 29, 2006, by and among the Company, Cornell Capital Partners, LP and American Stock Transfer & Trust Co.	Provided herewith
Exhibit 10.5	A Warrant, dated December 29, 2006	Provided herewith
Exhibit 10.6	Amendment to Warrant No. CCP-002, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.7	Amendment to “A” Warrant No. CCP-001, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.8	Amendment to “B” Warrant No. CCP-002, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.9	Amendment to “C” Warrant No. CCP-003, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.10	Amendment to “A” Warrant No. CCP-001, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.11	Amendment to “B” Warrant No. CCP-001, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.12	Amendment to “C” Warrant No. CCP-001, dated December 29, 2006, by and between the Company and Cornell Capital Partners, LP	Provided herewith
Exhibit 10.13	Press release dated January 8, 2006	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2006	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Charles W. Fritz
Name: Charles W. Fritz
Its: Acting Chief Executive Officer